UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

DENALI CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41351	98-1659463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

437 Madison Avenue 27th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 978-5180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	DECAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DECA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DECAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 10, 2025, Denali Capital Acquisition Corp. (the “Company”) convened an extraordinary general meeting of shareholders in lieu of an annual general meeting (the “Meeting”). The Meeting was adjourned on April 10, 2025, and reconvened and concluded on April 11, 2025.

As of March 24, 2025, the record date for the Meeting (the “Record Date”), there were 3,324,337 Ordinary Shares outstanding and entitled to vote, consisting of 1,261,837 Class A ordinary shares and 2,062,500 Class B ordinary shares (collectively, the “Ordinary Shares”). At the reconvened Meeting on April 11, 2025, a total of 2,533,131 Ordinary Shares, representing approximately 76.20% of the Ordinary Shares outstanding and entitled to vote as of the Record Date, were present in person or represented by proxy, constituting a quorum for the transaction of business.

The final voting results for the proposals submitted to a vote of the Company’s shareholders at the Meeting are set forth below. No directors were elected at the Meeting.

Proposal 1: The Extension Amendment Proposal

This proposal sought approval, by way of special resolution, to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company must consummate an initial business combination from April 11, 2025, to December 11, 2025, by allowing the Company to elect to extend the date on a monthly basis for up to eight (8) times by an additional one month each time, subject to the deposit of certain funds into the Company’s trust account for each such one-month extension (the “Extension Amendment Proposal”).

The Extension Amendment Proposal was voted upon at the reconvened session of the Meeting on April 11, 2025. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
2,530,164	2,967	0	0

Based on the voting results, the Extension Amendment Proposal was approved. The amendment to the Company’s Articles giving effect to the Extension Amendment Proposal is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As there were sufficient votes to approve the Extension Amendment Proposal, the Adjournment Proposal was not presented to the Company’s shareholders.

Proposal 2: The Adjournment Proposal

This proposal sought approval, by way of ordinary resolution, to approve the adjournment of the Meeting to a later date or dates (the “Adjournment Proposal”).

The Adjournment Proposal was presented and acted upon based on proxies submitted prior to the initial session of the Meeting on April 10, 2025. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
2,530,163	2,968	0	0

Based on the voting results, the Adjournment Proposal was approved, and the Meeting was adjourned to reconvene on April 11, 2025. As there were sufficient votes to approve the Extension Amendment Proposal, the Adjournment Proposal was not presented to the Company’s shareholders at the reconvened session on April 11, 2025.

Item 8.01. Other Events.

Redemption Results

In connection with the Meeting, shareholders holding approximately 708,098 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $8,617,552.66 (representing approximately $12.17 per share) is expected to be removed from the Trust Account to pay such holders. Following redemptions, the Company will have approximately 43,739 Class A ordinary shares outstanding. The figures related to the number of shares redeemed and the total redemption amount are preliminary and subject to final confirmation by the Company’s transfer agent.

Extension Funding Deposit

On April 11, 2025, subsequent to receiving shareholder approval for the Extension Amendment Proposal as reported under Item 5.07 of this Current Report on Form 8-K, the Company deposited $874.78 into the Company’s trust account (the “Trust Account”). This deposit effectuated the first one-month extension permitted under the approved amendment, extending the date by which the Company must consummate an initial business combination from April 11, 2025, to May 11, 2025. The deposit amount represents $0.02 per Class A ordinary share outstanding following redemptions in connection with the Meeting.

The deposit was funded with proceeds drawn under the Company’s existing convertible promissory note with a principal amount of up to $180,000 issued by the Company to Scilex Holding Company (Nasdaq: SCLX, “Scilex”), which bears no interest and is repayable on the earlier of the effective date of the consummation of the Company’s initial business combination or the date of the liquidation of the Company. Upon the closing of a business combination, the note is convertible, at Scilex’s discretion, into the Company’s Class A ordinary shares at a conversion price of $10.00 per share. Any future drawdowns of the remaining $58,670.30 principal amount available under the convertible promissory note are expected to fund future one-month extensions as necessary to provide additional time for the Company to complete a business combination.

Press Release

On April 14, 2025, the Company issued a press release relating to certain matters described in Item 5.07 and this Item 8.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are subject to numerous conditions, risks, and changes in circumstances, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 27, 2025. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as may be required by applicable law.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
99.1	Press Release, dated April 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI CAPITAL ACQUISITION CORP.

Date: April 15, 2025	By:	/s/ Lei Huang
	Name:	Lei Huang
	Title:	Chief Executive Officer

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